                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  BRM Holdings, Inc., ET AL.                               Case Number:  01-646 (PJW)
----------------------------------          Reporting Period: July 29, 2001-August 25, 2001
              Debtors

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                       within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                    FORM NO.       ATTACHED        ATTACHED
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1                 X            Exhibit A
-----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)      MOR - 1 (CON'T)                    See Affidavit
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                 See Affidavit
-----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                     X            Exhibit B
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                 X            Exhibit C
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                 X            Exhibit D
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                 X            Exhibit E
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
-----------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4
-----------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                               X            Exhibit F
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                 X            Exhibit G
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                 X            Exhibit H
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ Kevin J. Thimjon                                          10/1/01
---------------------------------------                 -----------------------
Signature of Debtor                                     Date


---------------------------------------                 -----------------------
Signature of Joint Debtor                               Date


 /s/ Kevin J. Thimjon                                          10/1/01
---------------------------------------                 -----------------------
Signature of Authorized Individual*                     Date


Kevin J. Thimjon                                  Chief Restructuring Officer
---------------------------------------           ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
          REQUIREMENTS FOR THE PERIOD JULY 29, 2001 TO AUGUST 25, 2001

In Re:      BRM HOLDINGS, INC.                      Case No.  01-00646 (PJW)
      -----------------------------                          ----------------
                Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER, OF BRM HOLDINGS, INC. NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

DATE:  10/1/01     SIGNATURE:  /S/ KEVIN J. THIMJON
     -----------             --------------------------

                           KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER
                  --------------------------------------------------------------
                  (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

NOTE:
DUE TO A DELAY IN RECEIVING CERTAIN BANK STATEMENTS, TWO BANK ACCOUNTS HAVE NOT BEEN RECONCILED. ONCE THE BANK STATEMENTS ARE RECEIVED, THE BANK ACCOUNTS WILL BE RECONCILED AND THE AUGUST MONTHLY OPERATING REPORT WILL BE AMENDED, IF NECESSARY.

EXHIBIT A

BRM HOLDINGS, INC.
MONTHLY CASHFLOW-AUGUST 2001
(000's)

                                                                                                    ------
                                                                                                    TOTAL
                                                                                                    ------
                                                WEEK 1       WEEK 2       WEEK 3       WEEK 4       AUG-01
                                                ------       ------       ------       ------       ------
                                                ACTUAL       ACTUAL       ACTUAL       ACTUAL       ACTUAL
-----------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
----------------
Operating Receipts                              1,552         1,092       3,059         310          6,013

-----------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                               1,552         1,092       3,059         310          6,013
-----------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
------------------
Net Operating Disbursements                     1,812         2,114       2,164         191          6,281
Payroll and Payroll Taxes & Employee Benefits      56         2,095          81         111          2,343

-----------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                   1,868         4,209        2,245        302          8,624
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
NET CASHFLOW                                     (316)       (3,117)         814          8         (2,611)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                     1 of 1

EXHIBIT B

BRM HOLDINGS, INC.
SUMMARY OF AUGUST CASH DISBURSEMENTS

                                                                                     TOTAL CASH
                        LEGAL ENTITY NAME                     LEGAL ENTITY CODE     DISBURSEMENT
        --------------------------------------------------    ------------------    ------------

1       Bindery Systems, Inc.                                 BDSI                        --
2       Central Texas Office Products, Inc.                   CTOP                    466,785.13
3       Dulworth Office Furniture Company                     DULW                        --
4       Forty-Fifteen Papin Redevelopment Corporation         FPRC                        --
5       Interiors Acquisition Corporation                     INAC                        --
6       Kentwood Office Furniture, Inc.                       KOFI                        --
7       KOF-CT Acquisition Corporation                        KOFA                        --
8       McWhorter's, Inc.                                     MCWT                    363,950.37
9       Modern Food Systems, Inc.                             MFSI                    307,960.86
10       Modern Vending, Inc.                                 MVNI                    307,960.86
11       OE Acquisition Corporation                           OEAC                        --
12       ReWork Acquisition Corporation                       RWAC                        --
13       Sletten Vending Service, Inc.                        SVSI                    416,396.05
14       The Systems House, Inc.                              TSHI                        --
15       US Office Products Company                           USOP                  4,936,039.02
16       US Office Products, Chicago District, LLC            OPCD                        --
17       US Office Products, Colorado District, LLC           OPCO                        --
18       US Office Products, Florida District, LLC            OPFL                        --
19       US Office Products, Georgia District, LLC            OPGA                        --
20       US Office Products, Mid-Atlantic District, LLC       OPMA                        --
21       US Office Products, Mid-South District, LLC          OPMS                        --
22       US Office Products, North Atlantic District, Inc.    OPNA                        --
23       US Office Products, Northwest District, LLC          OPNW                        --
24       US Office Products, South Central District, Inc.     OPSC                        --
25       USOP Holding Co. of Mexico, Inc.                     UHCM                        --
26       USOP Merchandising Company                           OPMC                        --
27       USOPN, Inc.                                          OPNI                        --
28       Vend-Rite Service Corporation                        VRSC                  1,309,278.74
                                                                                -----------------
                                TOTAL CASH DISBURSEMENT                             8,108,371.03
                                                                                =================

Note: Revenue was used to allocate certain disbursements, including but not limited to, payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.


                                     1 of 1

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                    FOR THE FOUR WEEKS ENDED AUGUST 25, 2001
                                ($'S THOUSANDS)


                                                           USOP-NA    US REFRESH  MCWHORTERS  USOP PARENT   TOTAL
                                                           --------   ----------  ----------  -----------  --------

Net Revenues                                               $   --      $   --      $   --      $   --      $   --
Cost of Revenues                                               --          --          --          --          --
                                                           ---------------------------------------------------------
     Gross Profit                                              --          --          --          --          --


Selling, General & Admin. Expenses                             --          --           144       4,521       4,665
Amortization Expense                                           --          --          --          --          --
Impaired asset write-offs                                      --          --          --        13,926      13,926
Operating Restructuring Costs                                  --          --          --          --          --
                                                           ---------------------------------------------------------
     Operating Income (Loss)                                   --          --          (144)    (18,447)    (18,591)
                                                           ---------------------------------------------------------
Other (Income)/Expense:
     Interest (Income)/Expense                                 --          --          --           (65)        (65)
     Unrealized Foreign Currency transaction (Gain) Loss       --          --          --          --          --
     Equity in loss of affiliates                              --          --          --          --          --
     (Gain)/loss on closure of business                        --        14,468         678      32,376      47,522
     Other (income)/expense                                    --          --          --            91          91
                                                           ---------------------------------------------------------
          Total Other (Income)/Expense                         --        14,468         678      32,402      47,548

                                                           ---------------------------------------------------------
Income (Loss) before provision for Income Taxes                --       (14,468)       (822)    (50,849)    (66,139)

Provision for (benefit from) income taxes                      --          --          --          --          --
                                                           ---------------------------------------------------------
Net Income (Loss) Before Extraordinary Items               $   --      $(14,468)   $   (822)   $(50,849)   $(66,139)
                                                           =========================================================



EXHIBIT D

                                    US Office Products
                                      Balance Sheet
                                     August 25, 2001


                                                 USOP - NA   US REFRESH   MCWHORTERS   USOP PARENT   USOP ELIMS      TOTAL
                                                 ---------   ----------   ----------   -----------   ----------    ---------

ASSETS

Current Assets:
     Cash & Cash Equivalents                     $    --      $    --      $   3,261    $  36,526    $    --      $  39,787
     Accounts Receivable, net                         --           --             90         --           --             90
     Inventory, net                                   --           --           --           --           --           --
     Prepaid expenses and other current assets       9,742         --             36       20,148         --         29,926
                                                 ---------------------------------------------------------------------------
          Total Current Assets                       9,742         --          3,387       56,674         --         69,803

     Property & Equipment, net                        --           --           --           --           --           --
     Intangible Assets, net                           --           --           --           --           --           --
     I/C Receivable from non-debtor entities          --           --           --           --           --           --
     Other Assets                                  425,082         --           --         18,497     (425,082)      18,497

                                                 ---------------------------------------------------------------------------
TOTAL ASSETS                                     $ 434,824    $    --      $   3,387    $  75,171    $(425,082)   $  88,300
                                                 ===========================================================================


LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                            $  35,633    $   3,148    $   3,209    $    --      $    --      $  41,990
     Accrued Compensation                             --           --           --           --           --           --
     Other accrued liabilities                       5,961         --             10       10,449         --         16,420
     I/C Payables/(Receivables)                       --           --            750         (750)        --           --
     I/C with non-debtor entities                     --           --           --           --           --           --
     Bank Debt                                        --           --           --        380,481         --        380,481
     2003 Notes                                       --           --           --          4,144         --          4,144
     2008 Notes                                       --           --           --        361,813         --        361,813
     Other Liabilities                               2,432         --           --           --           --          2,432
                                                 ---------------------------------------------------------------------------
Total Pre-Petition Liabilities                      44,026        3,148        3,969      756,137         --        807,280
                                                 ---------------------------------------------------------------------------
Post Petition Liabilities
     Accounts Payable                                 --           --             11          389         --            400
     Accrued Compensation                             --           --           --            997         --            997
     I/C Payables/(Receivables)                       --           --          4,125       (4,125)        --           --
     Other accrued liabilities                        --           --           --          8,541         --          8,541
     Other Liabilities                                --           --           --           --           --           --

                                                 ---------------------------------------------------------------------------
Total Post-Petition Liabilities                       --           --          4,136        5,802         --          9,938
                                                 ---------------------------------------------------------------------------

Total Liabilities                                   44,026        3,148        8,105      761,939         --        817,218

   Total Stockholders' Equity                      390,798       (3,148)      (4,718)    (686,768)    (425,082)    (728,918)

                                                 ---------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY     $ 434,824    $    --      $   3,387    $  75,171    $(425,082)   $  88,300
                                                 ===========================================================================


EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
-----------------------------------             Reporting Period: July 29, 2001-August 25, 2001
               Debtors


                          SUMMARY OF POSTPETITION TAXES


USREFRESH
-----------------------------------------------------------------------------------------------------------------------
                                   BEGINNING TAX      AMOUNT WITHHELD        AMOUNT PAID      AMOUNT ASSUMED BY ALL
                                     LIABILITY           OR ACCRUED                           SEASONS SERVICES, INC.
-----------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------
Withholding                     $     242,915.00      $        --          $      --           $   242,915.00
-----------------------------------------------------------------------------------------------------------------------
FICA - Employee                        67,999.00               --                 --                67,999.00
-----------------------------------------------------------------------------------------------------------------------
FICA - Employer                        67,999.00               --                 --                67,999.00
-----------------------------------------------------------------------------------------------------------------------
Unemployment                           (5,117.00)              --                 --                (5,117.00)
-----------------------------------------------------------------------------------------------------------------------
Income                             (1,582,077.00)         1,582,077.00            --                  --
-----------------------------------------------------------------------------------------------------------------------
Other:                                   --                    --                 --                  --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES          $  (1,208,281.00)     $   1,582,077.00     $      --           $   373,796.00
-----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------
Withholding                     $      53,468.00      $        --          $      --                53,468.00
-----------------------------------------------------------------------------------------------------------------------
Sales                                 402,570.00               --                 --               402,570.00
-----------------------------------------------------------------------------------------------------------------------
Excise                                   --                    --                 --                  --
-----------------------------------------------------------------------------------------------------------------------
Unemployment                          (19,594.00)              --                 --               (19,594.00)
-----------------------------------------------------------------------------------------------------------------------
Real Property                         (17,146.00)              --                                  (17,146.00)
-----------------------------------------------------------------------------------------------------------------------
Personal Property                     104,586.00               --                                  104,586.00
-----------------------------------------------------------------------------------------------------------------------
Other:                                  3,072.00               --                 --                 3,072.00
-----------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL        $     526,956.00      $        --          $      --           $   526,956.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $    (681,325.00)     $   1,582,077.00     $      --           $   900,752.00
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                     DATE PAID        CHECK NO. OR EFT    ENDING TAX LIABILITY
---------------------------------------------------------------------------------------------------

FEDERAL
---------------------------------------------------------------------------------------------------
Withholding                                                                    $     --
---------------------------------------------------------------------------------------------------
FICA - Employee                                                                      --
---------------------------------------------------------------------------------------------------
FICA - Employer                                                                      --
---------------------------------------------------------------------------------------------------
Unemployment                                                                         --
---------------------------------------------------------------------------------------------------
Income                                                                               --
---------------------------------------------------------------------------------------------------
Other:                                                                               --
---------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                                                         $     --
---------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------
Withholding                                                                          --
---------------------------------------------------------------------------------------------------
Sales                                                                                --
---------------------------------------------------------------------------------------------------
Excise                                                                               --
---------------------------------------------------------------------------------------------------
Unemployment                                                                         --
---------------------------------------------------------------------------------------------------
Real Property                                                                        --
---------------------------------------------------------------------------------------------------
Personal Property                                                                    --
---------------------------------------------------------------------------------------------------
Other:                                                                               --
---------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL                                                       $     --
---------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                    $     --
---------------------------------------------------------------------------------------------------


                                     1 of 1                          Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  BRM Holdings, Inc., et al.                                    Case Number:  01-646 (PJW)
----------------------------------               Reporting Period: July 29, 2001-August 25, 2001
             Debtors


                          SUMMARY OF POSTPETITION TAXES

MCWHORTERS

-----------------------------------------------------------------------------------------------------------------------------------
                               BEGINNING TAX    AMOUNT WITHHELD OR    AMOUNT PAID     DATE PAID       CHECK NO. OR EFT   ENDING TAX
                                 LIABILITY           ACCRUED                                                              LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                     $      --            30,815.68        30,815.68     08/10 & 08/24        ADP DEBIT       $      --
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                        --            12,835.67        12,835.67     08/10 & 08/24        ADP DEBIT              --
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                        --            12,835.69        12,835.69     08/10 & 08/24        ADP DEBIT              --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                           --               133.13           133.13     08/10 & 08/24        ADP DEBIT              --
-----------------------------------------------------------------------------------------------------------------------------------
Income                                 --                --              --                                                     --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                 --                --              --                                                     --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES          $      --          $ 56,620.17      $ 56,620.17                                          $      --
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                     $      --          $  8,015.01      $  8,015.01     08/10 & 08/24        ADP DEBIT       $      --
-----------------------------------------------------------------------------------------------------------------------------------
Sales                            154,431.58          66,505.14       220,936.72                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                 --                --              --                                                     --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                           --               282.92           282.92     08/10 & 08/24        ADP DEBIT              --
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                          --                --              --                                                     --
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                      --            11,255.00           --                                               11,255.00
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                 --               950.12           950.12     08/10 & 08/24        ADP DEBIT              --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL        $154,431.58        $ 87,008.19      $230,184.77                                          $11,255.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                     $154,431.58        $143,628.36      $286,804.94                                          $11,255.00
-----------------------------------------------------------------------------------------------------------------------------------


                                     1 of 1                          Form MOR-4

EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors


                          SUMMARY OF POSTPETITION TAXES

USOP-PARENT

-----------------------------------------------------------------------------------------------------------------------------------
                           BEGINNING TAX   AMOUNT WITHHELD OR   AMOUNT PAID        DATE PAID      CHECK NO. OR EFT    ENDING TAX
                             LIABILITY           ACCRUED                                                               LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                   $ --             $254,827.69       $254,827.69     08/10 & 08/24        ADP DEBIT           $ --
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                 --               14,717.97         14,717.97     08/10 & 08/24        ADP DEBIT             --
-----------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                 --               14,970.98         14,970.98     08/10 & 08/24        ADP DEBIT             --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    --                   19.39             19.39     08/10 & 08/24        ADP DEBIT             --
-----------------------------------------------------------------------------------------------------------------------------------
Income                          --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                          --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES        $ --             $284,536.03       $284,536.03                                              $ --
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                   $ --             $ 57,070.53       $ 57,070.53     08/10 & 08/24        ADP DEBIT           $ --
-----------------------------------------------------------------------------------------------------------------------------------
Sales                           --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Excise                          --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                    --                   38.78             38.78     08/10 & 08/24        ADP DEBIT             --
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                   --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property               --                     --                --                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                          --                     --                --      08/10 & 08/24        ADP DEBIT             --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL      $ --             $ 57,109.31       $ 57,109.31                                              $ --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                   $ --             $341,645.34       $341,645.34                                              $ --
-----------------------------------------------------------------------------------------------------------------------------------


                                    1 of 1                           Form MOR-4

EXHIBIT F


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors



                        LISTING OF AGED ACCOUNTS PAYABLE

-------------------------------------------------------------------------------------------------------
                                   CURRENT            31 - 60      61 - 90      OVER 90     TOTAL
-------------------------------------------------------------------------------------------------------
McWhorters                         11,255.00            --            --           --        11,255.00
-------------------------------------------------------------------------------------------------------
USOP-Parent                       389,948.00            --            --           --       389,948.00
-------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE           $401,203.00          $ --          $ --         $ --      $401,203.00
-------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                    1 of 1                           Form MOR-4

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


USREFRESH

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                    AMOUNT
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period        $   2,391,764.00
---------------------------------------------------------------------------------------------
+ Amounts billed during the period                                            7,422,534.00
---------------------------------------------------------------------------------------------
- Amounts collected during the period                                        (7,591,236.00)
---------------------------------------------------------------------------------------------
- Amount Assumed by All Seasons Services, Inc.                            $  (2,223,062.00)
---------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD              $        --
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                             AMOUNT
---------------------------------------------------------------------------------------------
0 - 30 days old                                                           $        --
---------------------------------------------------------------------------------------------
31 - 60 days old                                                                   --
---------------------------------------------------------------------------------------------
61 - 90 days old                                                                   --
---------------------------------------------------------------------------------------------
91+ days old                                                                       --
---------------------------------------------------------------------------------------------
Total Accounts Receivable                                                          --
---------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                         --
---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                 $        --
---------------------------------------------------------------------------------------------


                                    1 of 1                           Form MOR-5

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


MCWHORTERS

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                           AMOUNT
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period        $ 289,903.00
-----------------------------------------------------------------------------------------
+ Amounts billed during the period                                             --
-----------------------------------------------------------------------------------------
- Amounts collected during the period                                      (199,767.00)
-----------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD              $  90,136.00
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                    AMOUNT
-----------------------------------------------------------------------------------------
0 - 30 days old                                                           $  90,136.00
-----------------------------------------------------------------------------------------
31 - 60 days old                                                               --
-----------------------------------------------------------------------------------------
61 - 90 days old                                                               --
-----------------------------------------------------------------------------------------
91+ days old                                                                   --
-----------------------------------------------------------------------------------------
Total Accounts Receivable                                                    90,136.00
-----------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                     --
-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                 $  90,136.00
-----------------------------------------------------------------------------------------


                                    1 of 1                           Form MOR-5

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


USOP-PARENT

---------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                        AMOUNT
---------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period        $  --
---------------------------------------------------------------------------------
+ Amounts billed during the period                                           --
---------------------------------------------------------------------------------
- Amounts collected during the period                                        --
---------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD              $  --
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
---------------------------------------------------------------------------------
0 - 30 days old                                                           $  --
---------------------------------------------------------------------------------
31 - 60 days old                                                             --
---------------------------------------------------------------------------------
61 - 90 days old                                                             --
---------------------------------------------------------------------------------
91+ days old                                                                 --
---------------------------------------------------------------------------------
Total Accounts Receivable                                                    --
---------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                   --
---------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                 $  --
---------------------------------------------------------------------------------


                                    1 of 1                           Form MOR-5

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                              DEBTOR QUESTIONNAIRE


USREFRESH
-------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
-------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                          X
-------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                  X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------------------------------------------------------

On August 7, 2001 All Seasons Services, Inc. acquired substantially all of the remaining assets of US Refresh.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


                                Page 1 of 1              Form MOR-5 (Continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                              DEBTOR QUESTIONNAIRE


MCWHORTERS
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this           X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                    X
--------------------------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                               X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                       X
--------------------------------------------------------------------------------------------------------------------------------

The assets of McWhorters are being sold through a court approved agency agreement with Hilco.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


                                  Page 1 of 1            Form MOR-5 (Continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  BRM Holdings, Inc., et al.                                   Case Number:  01-646 (PJW)
----------------------------------              Reporting Period: July 29, 2001-August 25, 2001
                Debtors

                              DEBTOR QUESTIONNAIRE


USOP-PARENT

--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                                               X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                            X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


                                     1 of 1              Form MOR-5 (continued)